                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) April 23, 1998

                            Owens-Illinois, Inc.
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           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
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   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000
















                            Exhibit Index -- Page 4



                               Page 1 of 10 pages
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Item 5.     Other Events.

            On April 23, 1998, Owens-Illinois, Inc. issued a press release announcing first quarter 1998 results. The press release is set forth as
Exhibit 99 hereto.

Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits

            Exhibit 99 - Owens-Illinois press release dated April 23, 1998.










































                               Page 2 of 10 pages
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                                SIGNATURES

      Pursuant to the requirements of the Securites Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.

                                   By   /s/  Lee A. Wesselmann
                                        ---------------------------
                                            Lee A. Wesselmann
                                        Senior Vice President and
                                         Chief Financial Officer
                                       (Principal Financial Officer)



Dated:   April 23, 1998































                              Page 3 of 10 pages
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                                EXHIBIT INDEX


Exhibit
Number                             Exhibit                        Page

99          Owens-Illinois press release dated                     5
            April 23, 1998.












































                               Page 4 of 10 pages